                                        PROSPECTUS MARCH 12, 2001

Prudential Jennison Growth Fund
[Class I Shares]

FUND  TYPE   Stock

OBJECTIVE    Long-term growth of capital


[GRAPHIC]


BUILD


                  on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                        [LOGO] Prudential

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

Prudential Jennison Growth Fund ("the Fund") is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Class I shares are offered exclusively for sale to a limited group of investors. This group includes charitable organizations and defined benefit plans. Only Class I shares are offered through this prospectus. The Fund also offers Class A, Class B, Class C and Class Z shares through the attached prospectus, dated December 8, 2000, which is a part of this prospectus.

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

 Shareholder Fees/1/ (paid directly from your investment)
--------------------------------------------------------------------------------

                                                               CLASS I
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                            None

  Maximum deferred sales charge (load)
  (as a percentage of the lower of original purchase price or
  sales proceeds)                                                None

  Maximum sales charge (load) imposed on reinvested dividends
  and other distributions                                        None

  Redemption fees                                                None

  Exchange fee                                                   None
----------------------------------------------------------------------


 Annual Fund Operating Expenses (deducted from Fund assets)

--------------------------------------------------
                                           CLASS I
  Management fees                            .58%
  + Distribution and service (12b-1) fees    None
  + Other expenses                           .05%
  = Total annual Fund operating expenses     .63%
--------------------------------------------------

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

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                                                                        1

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


Example
This example is intended to help you compare the cost of investing in Class I shares of the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

           1 YR 3 YRS 5 YRS 10 YRS
  Class I  $64  $202  $351   $786

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                                                      [GRAPHIC]
     Prudential Jennison Growth Fund                  (866) 338-3100

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--------------------------------------------------------------------------------


The following information supplements "How the Fund is Managed--Distributor" in the attached Prospectus:
Prudential Investment Management Services LLC serves as Distributor of the Class I shares and incurs the expenses of distributing the Fund's Class I shares under a Distribution Agreement, none of which is paid for by the Fund.

The following information supplements "Fund Distributions and Tax Issues" in the attached Prospectus:

DISTRIBUTIONS

Class I Shares
For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will wire the distribution to your bank account.

The following information supplements "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the attached Prospectus:

Step 1: Open an Account
Class I Shares
If you don't have an account with us, call the Institutional Service Desk, the Shareholder Servicing Agent, at (866) 338-3100 or contact:

Institutional Service Desk
Grand Central Station
P.O. Box 3381
New York, NY 10163-3381

After you have established an account, all purchases of Class I shares must be made via wire transfer of funds to State Street Bank and Trust Company, Boston, Massachusetts, the Fund's custodian. We have the right to reject any purchase order or suspend or modify the Fund's sale of its Class I shares.

--------------------------------------------------------------------------------

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Step 2: Choose a Share Class
Qualifying for Class I Shares

Class I shares of the Fund are available for purchase only by a limited group of investors. This group includes charitable organizations and defined benefit plans. These groups must meet the minimum initial investment amount of $5,000,000 and other requirements. For more information about these requirements, call the Institutional Service Desk at (866) 338-3100.

Step 3: Understanding the Price You'll Pay
For Class I shares, you'll pay the net asset value (NAV) next determined after the Transfer Agent receives your order to purchase.

Step 4: Additional Shareholder Services
Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash (via wire transfer to your bank account), you must indicate this preference on your application or notify the Institutional Service Desk in writing (at the address below) at least five business days before the date we determine who receives distributions.

Institutional Service Desk
Grand Central Station
P.O. Box 3381
New York, NY 10163-3381

The Automatic Investment Plan, Retirement Plan Services, The PruTector Program and Systematic Withdrawal Plan are not offered as service options for Class I shareholders.

HOW TO SELL YOUR SHARES
You can sell your Class I shares of the Fund for cash (via wire transfer to your bank account), subject to certain restrictions.

--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     Prudential Jennison Growth Fund                  (866) 338-3100

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When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent receives your order to sell. Your order to sell must be received by the Transfer Agent by 4:15 p.m., New York time, to process the sale on that day. To sell shares, contact:

Institutional Service Desk
Grand Central Station
P.O. Box 3381
New York, NY 10163-3381
(866) 338-3100

HOW TO EXCHANGE YOUR SHARES
You may not exchange Class I shares for shares of other Prudential mutual funds.

TELEPHONE REDEMPTIONS OR EXCHANGES
Telephone redemption and exchange procedures are not available for Class I shares.

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For more information or shareholder questions, contact:

Institutional Service Desk
Grand Central Station
P.O. Box 3381
New York, NY 10163-3381
(866) 338-3100

--------------------------------------------------------------------------------

 FOR MORE INFORMATION

  Please read this prospectus before you
  invest in the Fund and keep it for future reference. For information or shareholder questions contact
  Institutional Service Desk
  Grand Central Station
  P.O. Box 3381
  New York, NY 10163-3381
  (866) 338-3100


  Visit Prudential's website at
  http://www.prudential.com


  Additional information about the Fund can be obtained without charge and can be found in the following documents:
  Statement of Additional Information (SAI)
   (incorporated by reference into this
   prospectus)
  Annual Report
   (contains a discussion of the market
   conditions and investment strategies that significantly affected the Fund's performance)
  Semi-Annual Report

You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
   (The SEC charges a fee to copy
   documents.)
IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)
VIA THE INTERNET
  on the EDGAR Database at
http://www.sec.gov

CUSIP Number

Class I-74437E842

NASDAQ Symbol

--

Investment Company Act File No. 811-07343



MF-1681                                              Printed on Recycled Paper

                                        PROSPECTUS DECEMBER 8, 2000

Prudential
Jennison Growth Fund

FUND  TYPE   Stock

OBJECTIVE   Long-term growth of capital


[GRAPHIC]

BUILD


                  on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                           [LOGO] Prudential

--------------------------------------------------------------------------------
   Table of Contents
--------------------------------------------------------------------------------

 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 1   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses
 6   How the Fund Invests
 6   Investment Objective and Policies
 7   Other Investments and Strategies
 12  Investment Risks
 16  How the Fund is Managed
 16  Board of Directors
 16  Manager
 16  Investment Adviser
 16  Portfolio Managers
 17  Distributor
 18  Fund Distributions and Tax Issues
 18  Distributions
 19  Tax Issues
 20  If You Sell or Exchange Your Shares
 22  How to Buy, Sell and Exchange Shares of the Fund
 22  How to Buy Shares
 30  How to Sell Your Shares
 34  How to Exchange Your Shares
 35  Telephone Redemptions or Exchanges
 36  Financial Highlights
 36  Class A Shares
 37  Class B Shares
 38  Class C Shares
 39  Class Z Shares
 40  The Prudential Mutual Fund Family
     For More Information (Back Cover)

--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL JENNISON GROWTH FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 65% of total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
   While we make every effort to achieve our objective, we can't guarantee success.
--------------------------------------------------------------------------------
WE'RE GROWTH INVESTORS
In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

--------------------------------------------------------------------------------

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and may present above-average risks. This means that when stock prices decline

--------------------------------------------------------------------------------

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   Risk/Return Summary
--------------------------------------------------------------------------------

overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
                                                      [GRAPHIC]

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                                    [GRAPH]
                       Annual Returns* (Class A shares)
                                1996    14.33%
                                1997    31.26%
                                1998    37.75%
                                1999    41.60%

                     BEST QUARTER   30.12% (4 quarter of 1998)
                     WORST QUARTER -12.27% (3 quarter of 1998)
* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-00 to 9-30-00 was -1.02%.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-99)

--------------------------------------------------
                      1 YR         SINCE INCEPTION
  Class A shares     34.52% 27.80% (since 11-2-95)
  Class B shares     35.53% 28.32% (since 11-2-95)
  Class C shares     38.13% 28.12% (since 11-2-95)
  Class Z shares     41.94% 32.72% (since 4-15-96)
  S&P 500 Index/2/   21.03% N/A/2/
  Lipper Average/3/  38.09% N/A/3/
--------------------------------------------------

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 27.06% for Class A, Class B and Class C shares and 21.73% for Class Z shares. Source: Lipper Inc.
3 The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 28.37% for Class A, Class B and Class C shares and 29.00% for Class Z shares.
  Source: Lipper Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund offered through this prospectus--Class A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on             5%    None      1%    None
  purchases (as a percentage of offering
  price)

  Maximum deferred sales charge (load) (as a       None   5%/2/   1%/3/    None
  percentage of the lower of original purchase
  price or sale proceeds)

  Maximum sales charge (load) imposed on           None    None    None    None
  reinvested dividends and other distributions

  Redemption fees                                  None    None    None    None

  Exchange fee                                     None    None    None    None
-------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------
                                           CLASS A    CLASS B CLASS C CLASS Z
  Management fees                             .58%       .58%    .58%    .58%
  + Distribution and service (12b-1) fees     .30%/4/   1.00%   1.00%    None
  + Other expenses                            .16%       .16%    .16%    .16%
  = Total annual Fund operating expenses     1.04%      1.74%   1.74%    .74%
  - Fee waiver                                .05%       None    None    None
  = NET ANNUAL FUND OPERATING EXPENSES        .99%/4/   1.74%   1.74%    .74%
-----------------------------------------------------------------------------

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
                                                      [GRAPHIC]

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $591  $795 $1,015 $1,648
  Class B shares  $677  $848 $1,044 $1,760
  Class C shares  $375  $643 $1,034 $2,131
  Class Z shares  $ 76  $237 $  411 $  918
------------------------------------------

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $591  $795 $1,015 $1,648
  Class B shares  $177  $548 $  944 $1,760
  Class C shares  $275  $643 $1,034 $2,131
  Class Z shares  $ 76  $237 $  411 $  918
------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.
   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the
Fund is not likely to receive significant dividend income on its portfolio securities.
--------------------------------------------------------------------------------
OUR GROWTH STYLE
Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

--------------------------------------------------------------------------------
   In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts
(REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND                  (800) 225-1852
                                                      [GRAPHIC]

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES
The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

FOREIGN EQUITY SECURITIES
We may invest in foreign equity securities. We do not consider ADRs and other similar receipts or shares to be foreign securities.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when

--------------------------------------------------------------------------------

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   How the Fund Invests
--------------------------------------------------------------------------------

the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
   Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in STRIPPED MORTGAGE-BACKED SECURITIES (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

OTHER FIXED-INCOME SECURITIES
The Fund may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

Standard & Poor's Ratings Group, or the equivalent rating by another rating service) for capital appreciation purposes. These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund's assets in equity-related securities. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options
Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

   For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 30% of


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--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS

 EQUITY-RELATED
 SECURITIES OF          . Individual stocks   . Historically,
 MEDIUM- TO LARGE-        could lose value      stocks have
 CAP COMPANIES          . The equity            outperformed
                          markets could go      other
 At least 65%             down, resulting       investments over
                          in a decline in       the long term
                          value of the
                          Fund's
                          investments

                        . Changes in eco-
                          nomic or politi-    . Generally,
                          cal conditions,       economic growth
                          both domestic and     means higher
                          international,        corporate
                          may result in a       profits, which
                          decline in value      lead to an
                          of the Fund's in-     increase in
                          vestments             stock prices,
                                                known as capital
                                                appreciation
--------------------------------------------------------------------------------
 FOREIGN                . Foreign markets,
 SECURITIES               economies and       . Investors can
                          political systems     participate in
                          may not be as         foreign markets
 Up to 20%;               stable as in the      and invest in
 usually less than        U.S.                  companies
 10%                                            operating in
                                                those markets
                          . Currency risk--
                            changing values
                            of foreign
                            currencies can
                            cause losses

                          . May be less       . May profit from
                            liquid than U.S.    changing values
                            stocks and bonds    of foreign
                                                currencies
                          . Differences in
                            foreign laws,     . Opportunities
                            accounting          for
                            standards, public   diversification
                            information,
                            custody and
                            settlement
                            practices provide
                            less reliable
                            information on
                            foreign
                            investments and
                            involve more risk

--------------------------------------------------------------------------------



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   How the Fund Invests
--------------------------------------------------------------------------------


 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS



 SHORT SALES            . May magnify         . May magnify
                          underlying            underlying
                          investment losses     investment gains

 Up to 25% of net
 assets; usually        . Investment costs
 less than 10%            may exceed
                          potential
                          underlying
                          investment gains

--------------------------------------------------------------------------------
 DERIVATIVES            . Derivatives such    . The Fund could
                          as futures,           make money and
 Percentage var-          options and           protect against
 ies; usually less        foreign currency      losses if the
 than 10%                 forward contracts     investment
                          that are used for     analysis proves
                          hedging purposes      correct
                          may not fully
                          offset the
                          underlying
                          positions and
                          this could result
                          in losses to the
                          Fund that would
                          not have
                          otherwise
                          occurred

                        . Derivatives used
                          for risk
                          management may
                          not have the        . Derivatives that
                          intended effects      involve leverage
                          and may result in     could generate
                          losses or missed      substantial
                          opportunities         gains at low
                        . The other party       cost
                          to a derivatives    . One way to
                          contract could        manage the
                          default               Fund's
                        . Derivatives that      risk/return
                          involve leverage      balance is by
                          could magnify         locking in the
                          losses                value of an
                        . Certain types of      investment ahead
                          derivatives           of time
                          involve costs to
                          the Fund that can
                          reduce returns

--------------------------------------------------------------------------------

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                                                                        13

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 FIXED-INCOME           . The Fund's          . Regular interest
 OBLIGATIONS              holdings, share       income
                          price and total     . High-quality
                          return may            debt obligations
                          fluctuate in          are generally
                          response to bond      more secure than
                          market movements      stocks since
                                                companies must
                                                pay their debts
                                                before they pay
                                                dividends

 Up to 35%; usu-
 ally less than 1%
                        . Credit risk--the
                          risk that the
                          default of an
                          issuer would        . Most bonds will
                          leave the Fund        rise in value
                          with unpaid           when interest
                          interest or           rates fall
                          principal. The
                          lower a bond's      . Bonds have
                          quality, the          generally
                          higher its            outperformed
                          potential             money market
                          volatility            instruments over
                                                the long term,
                        . Market risk--the      with less risk
                          risk that the         than stocks
                          market value of
                          an investment may
                          move up or down,
                          sometimes rapidly   . Investment-grade
                          or unpredictably.     bonds have a
                          Market risk may       lower risk of
                          affect an             default than
                          industry, a           junk bonds
                          sector, or the
                          market as a whole
                        . Interest rate
                          risk--the risk
                          that the value of
                          most bonds will
                          fall when
                          interest rates
                          rise. The longer
                          a bond's maturity
                          and the lower its
                          credit quality,
                          the more its
                          value typically
                          falls. It can
                          lead to price
                          volatility

--------------------------------------------------------------------------------


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   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL        RISKS                 POTENTIAL REWARDS
 ASSETS
--------------------------------------------------------------------------------

 MORTGAGE-RELATED       . Prepayment risk--   . Regular interest
 SECURITIES               the risk that the     income
                          underlying          . The U.S.
                          mortgage may be       government
 Up to 35%; usu-          prepaid partially     guarantees
 ally less than 1%        or completely,        interest and
                          generally during      principal
                          periods of            payments on
                          falling interest      certain
                          rates, which          securities
                          could adversely     . May benefit from
                          affect yield to       security
                          maturity and          interest in real
                          could require the     estate
                          Fund to reinvest      collateral
                          in lower-yielding   . Pass-through
                          securities            instruments
                                                provide greater
                                                diversification
                                                than direct
                                                ownership of
                        . Credit risk--the      loans
                          risk that the
                          underlying
                          mortgages will
                          not be paid by
                          debtors or by
                          credit insurers
                          or guarantors of
                          such instruments.
                          Some mortgage
                          securities are
                          unsecured or
                          secured by lower-
                          rated insurers or
                          guarantors and
                          thus may involve
                          greater risk
                        . See market risk
                          and interest rate
                          risk

--------------------------------------------------------------------------------

 U.S. GOVERNMENT        . Not all U.S.        . May preserve the
 SECURITIES               government            Fund's assets
                          securities are      . Regular interest
 Up to 35%; usu-          insured or            income
 ally less than 1%        guaranteed by the   . Generally more
                          U.S. government,      secure than
                          but only by the       lower-quality
                          issuing agency        debt securities
                                                and equity
                                                securities
                        . Limits potential
                          for capital
                          appreciation
                        . See market risk,    . Principal and
                          credit risk and       interest may be
                          interest rate         guaranteed by
                          risk                  the U.S.
                                                government

--------------------------------------------------------------------------------

 ILLIQUID               . May be difficult    . May offer a more
 SECURITIES               to value              attractive yield
                          precisely             or potential for
 Up to 15% of net                               growth than more
 assets                 . May be difficult      widely traded
                          to sell at the        securities
                          time or price
                          desired

--------------------------------------------------------------------------------

 MONEY MARKET           . Limits potential    . May preserve the
 INSTRUMENTS              for capital           Fund's assets
                          appreciation
 Up to 100% on a        . See credit risk
 temporary basis          and market risk

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Company's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2000, the Fund paid PIFM management fees of .58% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to all 48 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

INVESTMENT ADVISER
Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2000, Jennison managed approximately $86.2 billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

PORTFOLIO MANAGERS
SPIROS "SIG" SEGALAS has served as a portfolio manager of the Fund since February 1999. Mr. Segalas has been in the investment business for over 35 years and has managed equity portfolios for investment companies since 1990. He is a founding member, Director, President and Chief Investment Officer of Jennison. Mr. Segalas received his B.A. from Princeton University and is a member of the New York Society of Security Analysts.


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   How the Fund is Managed
--------------------------------------------------------------------------------


  KATHLEEN MCCARRAGHER, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. She has been a portfolio manager of the Fund since February 1999. She joined Jennison in 1998 after a 17-year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) as a portfolio manager and State Street Research and Management Co., where she was a member of the Investment Committee. She received her B.B.A. from the University of Wisconsin and her M.B.A. from Harvard Business School.

  MICHAEL A. DEL BALSO has been a portfolio manager of the Fund since May 2000. He is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Equity Research. Mr. Del Balso received his B.A. from Yale University and his M.B.A. from Columbia University. He is a member of the New York Society of Security Analysts.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares offered through this prospectus other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders-- typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a


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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

----------------------------------------

                   CAPITAL GAIN

              +$   (taxes owed)
----------------------------------------
RECEIPTS
FROM        $        OR
SALE
              -$   CAPITAL LOSS
                   (offset against gain)

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     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852
     20
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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of varying distribution fees
  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


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   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1       5% made within
  (CDSC)/2/                                  Year 2       4% 18 months of
                                             Year 3       3% purchase/2/
                                             Year 4       2%
                                             Years 5/6    1%
                                             Year 7       0%

  Annual distribution and   .30 of 1%;       1%              1%               None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-- Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.
3 These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2001, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . Invest with an eligible group of related investors
  . Buy Class A shares of two or more Prudential mutual funds at the same time
  . Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

  The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required


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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge-- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  . Purchase your shares through an account at Prudential Securities, . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Company), and
  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the
NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

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Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As


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permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

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   As we noted before in the "Share Class Comparison" chart, the CDSC for Class
B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


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REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

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HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for such exchanges. However, if you exchange --and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


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FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.
   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption or exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

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   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL PERIODS ENDED 9-30)
  PER SHARE OPERATING
  PERFORMANCE                        2000      1999     1998     1997   1996/1/
  NET ASSET VALUE, BEGINNING
  OF PERIOD                        $20.05    $14.44   $15.39   $10.97    $10.00
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
  (loss)/4/                         (0.09)    (.08)    (.04)    (.03)     (.03)
  Net realized and unrealized
  gain on investment
  transactions                       5.42      6.23      .40     4.45      1.00
  TOTAL FROM INVESTMENT
  OPERATIONS                         5.33      6.15      .36     4.42       .97
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net
  realized gains                    (1.18)    (.54)   (1.31)       --        --
  NET ASSET VALUE, END OF
  PERIOD                           $24.20    $20.05   $14.44   $15.39    $10.97
  TOTAL RETURN/2/                  27.02%    43.58%    3.02%   40.29%     9.70%
  RATIOS/SUPPLEMENTAL DATA           2000      1999     1998     1997   1996/1/
  NET ASSETS, END OF PERIOD
  (000)                        $1,745,454  $911,467 $446,996 $145,022   $85,440
  Average net assets (000)     $1,489,790  $748,315 $251,118 $105,982   $70,667
  RATIOS TO AVERAGE NET
  ASSETS:
  Expenses, including
  distribution and service
  (12b-1) fees/5/                    .99%     1.05%    1.08%    1.09%  1.23%/3/
  Expenses, excluding
  distribution and service
  (12b-1) fees                       .74%      .80%     .83%     .84%   .98%/3/
  Net investment income
  (loss)                           (.35)%    (.44)%   (.26)%   (.25)% (.37)%/3/
  Portfolio turnover                  83%       56%      58%      63%       42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class A shares were first offered) through 9-30-96.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on average shares outstanding during the period.
5 The Distributor of the Fund agreed to limit its distribution fees to .25 of 1% of the average daily net assets of the Class A shares.


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   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS B SHARES (FISCAL PERIODS ENDED 9-30)
  PER SHARE OPERATING
  PERFORMANCE                      2000       1999     1998     1997    1996/1/
  NET ASSET VALUE,
  BEGINNING OF PERIOD            $19.43     $14.11   $15.18   $10.89     $10.00
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
  (loss)/4/                       (.26)      (.22)    (.15)    (.12)      (.10)
  Net realized and
  unrealized gain on
  investment transactions          5.24       6.08      .39     4.41        .99
  TOTAL FROM INVESTMENT
  OPERATIONS                       4.98       5.86      .24     4.29        .89
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net
  realized gains                 (1.18)      (.54)   (1.31)       --         --
  NET ASSET VALUE, END OF
  PERIOD                         $23.23     $19.43   $14.11   $15.18     $10.89
  TOTAL RETURN/2/                26.04%     42.51%    2.21%   39.39%      8.90%
  RATIOS/SUPPLEMENTAL DATA         2000       1999     1998     1997    1996/1/
  NET ASSETS, END OF PERIOD
  (000)                      $2,216,911 $1,506,839 $708,463 $419,405   $231,541
  Average net assets (000)   $2,158,641 $1,236,825 $557,823 $299,476   $162,412
  RATIOS TO AVERAGE NET
  ASSETS:
  Expenses, including
  distribution and service
  (12b-1) fees                    1.74%      1.80%    1.83%    1.84%   1.98%/3/
  Expenses, excluding
  distribution and service
  (12b-1) fees                     .74%       .80%     .83%     .84%    .98%/3/
  Net investment income
  (loss)                        (1.10)%    (1.19)%  (1.01)%  (1.00)% (1.12)%/3/
  Portfolio turnover                83%        56%      58%      63%        42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class B shares were first offered) through 9-30-96.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


CLASS C SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from November 2, 1995 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL PERIODS ENDED 9-30)
  PER SHARE OPERATING
  PERFORMANCE                      2000      1999    1998    1997    1996/1/
  NET ASSET VALUE, BEGINNING
  OF PERIOD                      $19.43    $14.11  $15.18  $10.89     $10.00
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income
  (loss)/4/                        (.26)    (.22)   (.15)   (.12)      (.10)
  Net realized and unrealized
  gain on investment
  transactions                     5.24      6.08     .39    4.41        .99
  TOTAL FROM INVESTMENT
  OPERATIONS                       4.98      5.86     .24    4.29        .89
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net
  realized gains                  (1.18)    (.54)  (1.31)      --         --
  NET ASSET VALUE, END OF
  PERIOD                         $23.23    $19.43  $14.11  $15.18     $10.89
  TOTAL RETURN/2/                26.04%    42.51%   2.21%  39.39%      8.90%
  RATIOS/SUPPLEMENTAL DATA         2000      1999    1998    1997    1996/1/
  NET ASSETS, END OF PERIOD
  (000)                        $291,542  $141,770 $45,126 $25,134    $15,281
  Average net assets (000)     $242,939   $98,033 $35,337 $18,248    $12,550
  RATIOS TO AVERAGE NET
  ASSETS:
  Expenses, including
  distribution and service
  (12b-1) fees                    1.74%     1.80%   1.83%   1.84%   1.98%/3/
  Expenses, excluding
  distribution and service
  (12b-1) fees                     .74%      .80%    .83%    .84%    .98%/3/
  Net investment income
  (loss)                        (1.10)%   (1.20)% (1.01)% (1.00)% (1.12)%/3/
  Portfolio turnover                83%       56%     58%     63%        42%

--------------------------------------------------------------------------------
1 Information shown is for the period 11-2-95 (when Class C shares were first offered) through 9-30-96.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on average shares outstanding during the period.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights for the four years ended September 30, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from April 15, 1996 through September 30, 1996 were audited by other independent auditors, whose reports were unqualified.

  CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)
  PER SHARE OPERATING PERFORMANCE         2000        1999       1998     1997   1996/1/
  NET ASSET VALUE, BEGINNING OF
  PERIOD                                $20.24      $14.53     $15.45   $10.98    $10.32
  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)/4/         (.02)      (.04)         --       --      (.02)
  Net realized and unrealized gain
  on investment transactions              5.46        6.29        .39     4.47       .68
  TOTAL FROM INVESTMENT OPERATIONS        5.44        6.25        .39     4.47       .66
-----------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net realized
  gains                                  (1.18)      (.54)     (1.31)       --        --
  NET ASSET VALUE, END OF PERIOD        $24.50      $20.24     $14.53   $15.45    $10.98
  TOTAL RETURN/2/                       27.39%      43.94%      3.22%   40.71%     6.40%
  RATIOS/SUPPLEMENTAL DATA                2000        1999       1998     1997   1996/1/
  NET ASSETS, END OF PERIOD (000)   $2,962,816  $1,893,457 $1,021,903 $609,869  $362,416
  Average net assets (000)          $2,733,194  $1,596,809   $810,296 $455,684   $26,829
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
  and service (12b-1) fees                .74%        .80%       .83%     .84%   .98%/3/
  Expenses, excluding distribution
  and service (12b-1) fees                .74%        .80%       .83%     .84%   .98%/3/
  Net investment income (loss)          (.10)%      (.19)%     (.01)%       -- (.12)%/3/
  Portfolio turnover                       83%         56%        58%      63%       42%

--------------------------------------------------------------------------------
1 Information shown is for the period 4-15-96 (when Class Z shares were first offered) through 9-30-96.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
3 Annualized.
4 Calculated based on average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.
STOCK FUNDS

Prudential Equity Fund, Inc.
Prudential Index Series Fund
 Prudential Stock Index Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential 20/20 Focus Fund
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Equity Opportunity Fund
 Prudential Jennison Growth Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

GLOBAL BOND FUND
Prudential Global Total Return Fund, Inc.


--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
 Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
 Total Return Bond Fund

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 New Jersey Series
 New York Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUND
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     Notes




--------------------------------------------------------------------------------

     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     Notes



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     Notes




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     PRUDENTIAL JENNISON GROWTH FUND       [GRAPHIC]  (800) 225-1852

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


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     Notes



--------------------------------------------------------------------------------

F O R  M O R E  I N F O R M AT I O N



Please read this prospectus before you
invest in the Fund and keep it for future reference. For information or shareholder questions contact
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers should contact
Prudential Investment Management
   Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at
http://www.prudential.com


Additional information about the Fund can be obtained without charge and can be found in the following documents
Statement of Additional Information (SAI)
 (incorporated by reference into this
 prospectus)
Annual Report
 (contains a discussion of the market
 conditions and investment strategies that significantly affected the Fund's performance)
Semi-Annual Report

You can also obtain copies of Fund
documents from the Securities and
Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy
 documents.)
IN PERSON
Public Reference Room in Washington, DC
(For hours of operation, call
1-202-942-8090)
VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers  NASDAQ Symbols

Class A--74437E107  PJFAX

Class B--74437E206  PJFBX

Class C--74437E305  PJFCX

Class Z--74437E404  PJFZX



Investment Company Act File No. 811-07343

MF168A                  Printed on Recycled Paper